BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated August 22, 2013 to Summary Prospectus dated

January 28, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 21, 2013, in connection with the principal investment strategy of Baron Fifth Avenue Growth Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the first sentence of the paragraph under “Principal Investment Strategies of the Fund” that reads: “The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $5 billion at the time of purchase selected for their capital appreciation potential.” is deleted in its entirety and replaced with “The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $10 billion at the time of purchase selected for their capital appreciation potential.”

This information supplements the Summary Prospectus dated January 28, 2013. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.